--------------- PRESS RELEASE---------------
                           INTEGRAL TECHNOLOGIES, INC.
FOR IMMEDIATE RELEASE                                              JUNE 20, 2005


              QUANSTAR TO PROVIDE MANAGEMENT EXPERTISE TO INTEGRAL

BELLINGHAM, WA-INTEGRAL TECHNOLOGIES, INC. ("ITKG-OTC:BB") ("Integral"), has contracted with The QuanStar Group, LLC. ("QuanStar"), a strategic business management-support company, to provide tactical business counseling. QuanStar will actively support Integral with and through the expected high growth worldwide commercialization of its proprietary ElectriPlast technology.

ElectriPlast is a breakthrough technology. By blending plastic and metal in a way no one dreamed possible, ElectriPlast combines the conductivity of metal with the lightness and malleability of plastic.

The QuanStar Group is an active strategic management company that provides assistance to companies who find themselves at a defining business juncture. Their principals are recognized leaders in their fields and each brings decades of success to bear on behalf of QuanStar's clients. Unlike typical management consultants, QuanStar will act as an extension of Integral's senior management team, with multilevel involvement in both strategy development and execution. In this way, they can help Integral's executives reach the new level of performance their situation demands.

"QuanStar offers a wealth of experience and expertise," said William Robinson, CEO of Integral. "They have acquired, integrated, and built highly successful companies, and will be assisting Integral in becoming a world leader in new conductive material applications and wireless technologies. We believe this development to be a major step forward in our journey to commercializing our technologies."

The QuanStar Group, LLC

QuanStar, headquartered in New York, is a strategic, business management-support company that provides multilevel offerings to high-growth companies. Its services are provided through the personal and hands-on interaction of its senior partners, associates, and affiliate executives.

While each business relationship is unique, QuanStar assists companies in various capacities including: executive and board level business planning; growth financing; establishment of critical strategic relationships; government relations; creation of new divisions; mergers, acquisitions and joint ventures; commercializing intellectual property; establishing global operations; licensing agreements; and evaluating and making recommendations for significant business changes in operations.

Commenting on QuanStar's engagement by Integral, Mark Sirangelo, Co-Founder and CEO of Quanstar said, "We at QuanStar are extremely selective in the clients we take on and are extremely excited about beginning our work with Integral. We feel Integral's breakthrough ElectriPlast technology, coupled with the entrepreneurial mindset of its founders and its advanced materials engineering capacities has created a foundational product that will become a standard in a number of significant industry sectors."

Among the QuanStar Group members are (alphabetically):

Arnold I. Burns - A former U.S. Deputy Attorney General, Burns is Co-Founder and Chairman of QuanStar. For five years he served as Managing Director of an international investment banking firm and, before that, as a Senior Partner of an international law firm. He previously created and managed his own law firm of more than a hundred lawyers specializing in growing companies by providing legal and corporate counseling services.

James Cannavino - A former top executive of IBM Corporation for 32 years, Cannavino helped contribute to billions of dollars of profit for the organization and is noted as "father of the IBM ThinkPad." Along with his multiple top-senior titles, he was a member of the IBM Corporate Executive Committee and Worldwide Management Council. Following his IBM tenure, Cannavino became President and CEO of Perot Systems Corporation where he was responsible for all the day-to-day global operations of the company, as well as for strategy and organization. Cannavino, today, in addition to his role at QuanStar is Chairman and CEO of Direct Insite (DIRI).

Harold N. Chefitz - Chefitz has over 30 years experience in domestic and international healthcare business operations and is a member of the Board of Directors of Barr Laboratories, Kensey Nash, Elan Motor Technology, EmergingMed.com and NetHealth Systems. He has served as a Managing Director at both Prudential Securities and Furman Selz where he was responsible for public financings, private placements and acquisition activities

Abraham E. "Barry" Cohen - A retired Senior Vice President of Merck & Company International and President of the Merck's International Division, Cohen serves as a Director on the supervisory boards of Akzo Corporation, an international conglomerate, and other companies with global operations.

Dennis DeConcini - DeConcini, a former Senior Senator from Arizona, served as a member of the U.S. Senate for 18 years. He has served on several committees including the Subcommittees on Defense, Energy and Water Development and on Foreign Operations. He chaired the Subcommittee on Patents, Copyrights and Trademarks.

Dian Griesel - Is Founder and Chairman of The Investor Relations Group, a financial relations and corporate communications company that specializes in helping biotechnology, high technology/national defense companies and special situations gain greater recognition with investors and liquidity in the financial markets.

Andrew J. Kaslow - Kaslow was previously Senior Vice President, Human Resources, of Vivendi Universal, a global media and entertainment company, and was the global HR leader for Time Warner, the world's largest media company. Additionally Kaslow served as the Chief HR Officer for Becton Dickinson, a medical products and diagnostic company, and has held several senior management positions at PepsiCo's KFC International business.

Per-Olof Loof - Loof was past President and CEO of Sensormatic Electronics Corporation, a world leader in electronic security, where he successfully led the organization through a difficult turnaround and managed the acquisition by Tyco. Loof was also Senior Vice President of NCR's Financial Solutions Group, a financial services company serving financial institutions in more than 100 countries. A native of Sweden, Loof has an extensive knowledge of the global economy.

Mark N. Sirangelo - Sirangelo, the Co-Founder and CEO of The QuanStar Group, and has extensive experience as one of the foremost developers of early-stage companies, having actively participated in the development of over 20 such companies in a variety of industries. He has also been a key figure in helping to pioneer commercial technology transfer for university and government laboratories. Prior to QuanStar Sirangelo, had 20 years of entrepreneurial experience, growing and managing as founder and CEO several businesses and was recognized by Inc., Ernst & Young and other organizations for his accomplishments.

Allan R. Tessler - Tessler, a specialist in turnaround financing, was the Founding Principal of Corporate Recovery Group, LLC, which provides counseling to improve, reengineer, and restructure companies. He is also Chairman of the Board and CEO of International Financial Group, an international merchant banking firm.

David C. Watt - Currently Director and CEO of Biomagic, Inc., Watt has more than 30 years of legal and business experience. Prior positions include President of ICN Biomedicals Inc. and President and CEO of Unitel, a publicly traded telecommunications company.

Gary C. Wendt - After a long successful career as Chairman and CEO of GE Credit, which produced forty percent of GE's revenues and income under his management, Wendt was named Chairman and CEO of Conseco, with the intention of helping the company reorganize and restructure its operations. Wendt recently founded two companies, EXL and GW Capital. He has been and remains a director of several publicly traded and private companies.

Integral  Technologies
Integral Technologies, Inc. is the developer of an innovative electrically conductive resin-based material deemed "ElectriPlast," a highly conductive recipe that can be molded into virtually any shape or dimension associated with the range of plastics, rubbers and other polymers. The company holds 3 US patents, 54 utility patents pending with an additional 40 provisional patents around its ElectriPlast technology. Various examples of industries where ElectriPlast can be used are antennas, shielding, lighting, circuitry, switch actuators, resistors, and medical devices, to name just a few. The company is currently introducing these new products and ElectriPlast technology on a global scale.

This  press release contains "forward-looking statements'' within the meaning of
Section 27A of the 1933 Securities Act and Section 21E of the 1934 Securities Exchange Act. Actual results could differ materially, as the result of such factors as (1) competition in the markets for the products and services sold by the company, (2) the ability of the company to execute its plans, and (3) other factors detailed in the company's public filings with the SEC. By making these forward-looking statements, the Company can give no assurances that the transaction described in this press release will be successfully completed, and undertakes no obligation to update these statements for revisions or changes after the date of this release.




For more detailed information on the company and the technologies described above please visit our web site at www.itkg.net or contact Shareholder Relations
                                ---------------
at 888-666-8833 or The Investor Relations Group, at 212-825-3210. To review the company's filings with the SEC, please go to www.sec.gov.